SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                            FORM 8-K


                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934

                  Date of Report April 17, 1998
                (Date of earliest event reported)


           CE CASECNAN WATER AND ENERGY COMPANY, INC.

     (Exact name of registrant as specified in its charter)

   Republic of the Philippines        333-608             (not applicable)
(State or other                    (Commission File       (IRS Employer
jurisdiction of                     Number)              Identification No.)
incorporation)


6750 Ayala Avenue, 24th Floor, Makati, Metro Manila, Philippines
      (Address of principal executive offices)   (Zip Code)

                    Steven A. McArthur, Esq.
           CE Casecnan Water and Energy Company, Inc.
                   c/o CalEnergy Company, Inc.
                302 South 36th Street, Suite 400
                         Omaha, NE 68131
                         (402) 341-4500
 (Name, address, including zip code, and phone number, including area code,
               of United States agent for service)

 Registrant's Telephone Number, including area code:  (402) 341-4500

                                      N/A
  (Former name of former address, if changed since last report)




Item 5.  Other Events

     On April 17, 1998, the Registrant announced that it and Hanbo Corporation, Hanbo Engineeringing & Construction Company, Ltd. and Hanbo Steel Company, Ltd. (collectively, the "Hanbo Entities") and Korea First Bank ("KFB") have mutually agreed to settle the differences among them related to the Casecnan project in the Philippines. A press release issued by the Registrant is attached hereto as Exhibit 1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated April 17, 1998





                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CE Casecnan Water and Energy Company,
Inc.


                         By:  \s\ Douglas L. Anderson
                              Douglas L. Anderson
                              Assistant Vice President


Dated:  April 17, 1998